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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):August 8, 2003 (August 8, 2003)


                                  METATEC, INC.
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             (Exact name of registrant as specified in its charter)


Ohio                                     0-9220            31-1647405
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(State or other jurisdiction of          (Commission      (IRS Employer
incorporation)                           File Number)    Identification No.)


7001 Metatec Boulevard, Dublin, Ohio                         43017
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


                           Metatec International, Inc.
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Gary W. Qualmann has submitted his resignation as chief financial officer and treasurer of Metatec, Inc., effective as of August 19, 2003, to join another company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              METATEC, INC.


Date:  August 8, 2003                         By /s/ Christopher A. Munro
                                                 --------------------------
                                                Christopher A. Munro, President
                                                and Chief Executive Officer
                                                (authorized signatory)